Exhibit 10.1

EXECUTION VERSION

THIRD AMENDMENT

THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”), dated as of June 13, 2016 among WMG Acquisition Corp. (the “Borrower”), the lenders party hereto and Credit Suisse AG, as Administrative Agent (the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below (as amended by this Third Amendment).

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders from time to time party thereto and the Administrative Agent are parties to a Credit Agreement, dated as of November 1, 2012 (as amended by the First Amendment thereto, dated as of April 23, 2013 and the Second Amendment thereto, dated as of March 25, 2014, the “Credit Agreement”);

WHEREAS, pursuant to Section 10.08 of the Credit Agreement, the Borrower and the Lenders party hereto, constituting all Lenders (determined immediately prior to giving effect to the Third Amendment) are willing to amend the Credit Agreement and Schedule 2.01 thereto as set forth herein;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE – Credit Agreement Amendments. Subject to the satisfaction of the conditions set forth in Section Two hereof:

(1) Section 1.01 of the Credit Agreement is hereby amended to insert the following definitions in alphabetical order:

“2014 Senior Secured Notes” means the Borrower’s 5.625% US dollar senior secured notes due 2022 issued pursuant to the 2012 Senior Secured Notes Indenture, and any substantially similar senior secured notes exchanged therefor that have been registered under the Securities Act, and as the same or such substantially similar notes may be amended, supplemented, waived or otherwise modified from time to time, and any Permitted Refinancing of any of the foregoing.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition and is subject to the supervision of an EEA Resolution Authority, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision of an EEA Resolution Authority with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(2) The definition of “Adjusted LIBO Rate” is hereby amendment by adding the following at the end thereof:

“provided that if the Adjusted LIBO Rate determined in accordance with the foregoing shall be less than zero, the Adjusted LIBO Rate shall be deemed to be zero for all purposes of this Agreement.”

(3) The definition of “Alternative Base Rate” is hereby amended and restated in its entirety as follows:

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% and (c) the Adjusted LIBO Rate for a one-month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%; provided that, for the avoidance of doubt, the Adjusted LIBO Rate for any day shall be based on the rate determined on such day at approximately 11 a.m. (London time) by reference to the ICE Benchmark Administration Interest Settlement Rates (or the successor thereto if the ICE Benchmark Administration is no longer making a LIBO Rate available) for deposits in Dollars (as set forth by any service selected by the Administrative Agent that has been nominated by the ICE Benchmark Administration (or the successor thereto if the ICE Benchmark Administration is no longer making a LIBO Rate available) as an authorized vendor for the purpose of displaying such rates). If the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms of the definition thereof, the Alternate Base Rate shall be determined without regard to clause (b) of the preceding sentence until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective on the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, as the case may be.

(4) The definition of “Defaulting Lender” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Defaulting Lender” means any Lender that (a) has defaulted in its obligation to make a Loan or to fund its participation in a Letter of Credit required to be funded by it hereunder, (b) has notified the Administrative Agent or a Loan Party in writing that it does not intend to satisfy any such obligation, (c) has become insolvent or the assets or management of which has been taken over by any Governmental Authority or (d) has, or has a direct or indirect parent company, that has, become the subject of a Bail-in Action.

(5) The definition of “Federal Funds Effective Rate” is hereby amended and restated as follows:

“Federal Funds Effective Rate” means, for any day, the rate calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depositary institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as an overnight bank funding rate (from and after such date as the Federal Reserve Bank of New York shall commence to publish such composite rate).

(6) The definition of “LIBO Rate” is hereby amended and restated as follows:

“LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, the rate per annum determined by the Administrative Agent at approximately 11:00 a.m., London time, on the date that is two Business Days prior to the commencement of such Interest Period by reference to the ICE Benchmark Administration Interest Settlement Rates (or the successor thereto if the ICE Benchmark Administration is no longer making such rates available) for deposits in the currency in which the applicable Eurodollar Borrowing is denominated (as set forth by any service selected by the Administrative Agent that has been nominated by the ICE Benchmark Administration (or the successor thereto if the ICE Benchmark Administration is no longer making such rates available) an authorized information vendor for the purpose of displaying such rates) for a period equal to such Interest Period; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the “LIBO Rate” shall be the interest rate per annum determined by the Administrative Agent to be the average of the rates per annum at which deposits in the currency in which the applicable

Eurodollar Borrowing is denominated are offered for such relevant Interest Period to major banks in the London interbank market in London, England by the Administrative Agent at approximately 11:00 a.m., London time, on the date that is two Business Days prior to the beginning of such Interest Period.

(7) The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Maturity Date” means April 1, 2021, provided that in the event that more than $400.0 million aggregate principal amount of term loans under the Senior Term Loan Facility and 2012 Senior Secured Notes are outstanding on March 2, 2020, (the “Springing Reference Date”) the “Maturity Date” shall mean April 1, 2020. For the purpose of this definition term loans under the Senior Term Loan Facility and 2012 Senior Secured Notes that are scheduled to mature after April 1, 2021 shall not be considered to be outstanding on the Springing Reference Date.

(8) The definition of “Revolving Credit Agreement Indebtedness” in Section 1.01 of the Credit Agreement is hereby amended by replacing the words “$150.0 million” with the words “$180.0 million” in the second line and in the antepenultimate line of such definition.

(9) The definition of “Senior Secured Indebtedness” in Section 1.01 of the Credit Agreement is hereby amended by adding the words “, except in connection with the calculation of the Senior Secured Indebtedness to EBITDA Ratio for purposes of Section 7.11,” after the words “provided that” in the 8th line of such definition.

(10) The definition of “Specified Junior Debt” in Section 1.01 of the Credit Agreement is hereby amended by deleting the words “the Senior Unsecured Notes,” in the first line of such definition.

(11) Section 1.01 of the Credit Agreement is hereby amended to delete the definitions of “Adjusted Consolidated Funded Indebtedness” and “Leverage Ratio”.

(12) Section 2.23(a) of the Credit Agreement is hereby amended by adding the words “subject to Section 10.19,” after the word “(y)” and before the words “neither such reallocation” in the 16th line of such provision.

(13)(10) Section 7.01(i) of the Credit Agreement is hereby amended by adding the words “in the case of Liens securing Indebtedness permitted under Section 7.03(b)(v),” after the words “provided that” and before the words “(i) such Liens” in the second line of such provision.

(14) Section 7.01(hh) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(hh) Liens securing (i) Indebtedness in an aggregate principal amount (as of the date of incurrence of any such Indebtedness and after giving pro forma effect to the incurrence thereof and the application of the net proceeds therefrom (or as of the date of the initial borrowing of such Indebtedness after giving pro forma effect to the incurrence of the entire committed amount of such Indebtedness)), not exceeding the greater of (A) $2,275 million and (B) the maximum aggregate principal amount of Senior Secured Indebtedness that could be incurred without exceeding a Senior Secured Indebtedness to EBITDA Ratio for the Borrower of 4.00 to 1.00 and (ii) Revolving Credit Agreement Indebtedness not to exceed at any time outstanding $180.0 million.”

(15) Section 7.03(b)(xxiii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

““(xxiii) (I) Indebtedness under the 2012 Senior Secured Notes, the 2014 Senior Secured Notes, the Senior Term Loan Facility and one or more Credit Agreements together with the incurrence of the guarantees thereunder and the issuance and creation of letters of credit and bankers’ acceptances thereunder (with letters of credit and bankers’ acceptances being deemed to have a principal amount equal to the face amount thereof) and other Indebtedness, up to an aggregate principal amount, together with amounts outstanding under a Qualified Securitization Financing incurred pursuant to clause (xvii) above, not to exceed at any one time outstanding the greater of (A) $2,275 million and (B) the maximum aggregate principal amount (as of the date of incurrence of any such Indebtedness and after giving pro forma effect to the incurrence thereof and the application of the net proceeds therefrom (or as of the date of the initial borrowing of such Indebtedness after giving pro forma effect to the incurrence of the entire committed amount of such Indebtedness)) that can be incurred without exceeding a Senior Secured Indebtedness to EBITDA Ratio for the Borrower of 4.00 to 1.00 (it being understood that for purposes of determining compliance under this clause (xxiii), any Indebtedness incurred under this clause (xxiii) (whether or not secured), other than Revolving Credit Agreement Indebtedness, will be included in the amount of Senior Secured Indebtedness for purposes of calculating the Senior Secured Indebtedness to EBITDA Ratio) and (II) Revolving Credit Agreement Indebtedness not to exceed at any time outstanding $180.0 million;”

(16) Section 7.03(b)(xxxii) of the Credit Agreement is hereby amended by adding the words “and any Permitted Refinancing of the foregoing” after the words “at the beginning of such four-quarter period” and before the words “; provided that the aggregate principal amount” in the 10th line of such provision.

(17) Section 7.11 of the Credit Agreement is hereby amended and restated in its entirety as follows.

“Section 7.11. Financial Covenant. Permit the Senior Secured Indebtedness to EBITDA Ratio as of the end of any fiscal quarter of the Borrower to be greater than 4.625:1.00, if at the end of such fiscal quarter the Aggregate Credit Exposure (excluding (i) any Letter of Credit to the extent it has been cash collateralized and (ii) the amount of undrawn outstanding Letters of Credit (that have not been cash collateralized) not exceeding $20,000,000) is in excess of $30,000,000.”

(18) Section 7.12 is hereby amended by adding the words “(excluding any prepayments, redemptions, purchases or defeasances of the Senior Unsecured Notes)” after the words “made pursuant to this clause (iii)” and before the words “, not to exceed” in the 13th line of such definition.

(19) A new Section 10.19 is hereby added as follows:

“Section 10.19. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”

(20) Schedule 2.01 to the Credit Agreement is hereby amended and restated as follows:

Commitments

Lender	Revolving Commitments	L/C Commitments
Credit Suisse AG, Cayman Islands Branch	$42,000,000	$30,000,000
Barclays Bank PLC	$33,000,000	$0
UBS Loan Finance LLC	$33,000,000	$0
MIHI LLC	$21,000,000	$0
Nomura International PLC	$21,000,000	$0

Total	$150,000,000	$30,000,000

SECTION TWO – Conditions to Effectiveness of the Third Amendment. This Third Amendment shall become effective on the date (the “Third Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(1) The Administrative Agent shall have received counterparts of this Third Amendment executed by the Borrower and each Lender (determined immediately prior to giving effect to the Third Amendment).

(2) The Administrative Agent shall have received (i) true and complete copies of the resolutions duly adopted by the Board of Directors or a duly authorized committee thereof of the Borrower authorizing the execution, delivery and performance of this Third Amendment, and the performance of the Credit Agreement as amended by this Third Amendment, certified as of the Third Amendment Effective Date by a Responsible Officer, secretary or assistant secretary of the Borrower as being in full force and effect without modification or amendment, (ii) a good standing certificate for the Borrower from its jurisdiction of formation and (iii) a written opinion (as to enforceability of the Credit Agreement and this Third Amendment, and due authorization, execution and delivery of this Third Amendment by the Borrower) of Debevoise & Plimpton LLP (or, in the case of due authorization, execution and delivery, Richards, Layton & Finger, PA), counsel to the Borrower, addressed to the Administrative Agent and each Lender, dated the Third Amendment Effective Date, substantially similar (to the extent applicable) to the opinion of such counsel, dated as of April 9, 2014, delivered in connection with the closing of the Second Amendment to the Credit Agreement, or otherwise reasonably satisfactory to the Administrative Agent.

(3) The Borrower shall have paid or cause to be paid to the Administrative Agent, for the ratable account of each Lender that delivers an executed counterpart of this Third Amendment to the Administrative Agent no later than 5:00 p.m., New York time, on June 13, 2016, a fee in an amount equal to 0.25% of the Commitment of each such Lender outstanding on the Third Amendment Effective Date.

(4) The Borrower shall have reimbursed the Administrative Agent for (i) all of its reasonable out-of-pocket costs and expenses incurred in connection with this Third Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, and (ii) the reasonable documented fees, charges and disbursements of counsel to the Administrative Agent.

The Administrative Agent shall give prompt notice in writing to the Borrower of the occurrence of the Third Amendment Effective Date. Each Lender hereby authorizes the Administrative Agent to provide such notice and agrees that such notice shall be irrevocably conclusive and binding upon such Lender. Each Lender also hereby authorizes the Administrative Agent, acting at the direction of the Required Lenders, to execute a counterpart to this Third Amendment.

SECTION THREE – Representations and Warranties; No Default. In order to induce the Lenders to consent to this Third Amendment, the Borrower represents and warrants to each of the Lenders and the Administrative Agent that on and as of the date hereof after giving effect to this Third Amendment:

(1) No Default or Event of Default has occurred and is continuing.

(2) The representations and warranties of the Loan Parties set forth in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except that (i) to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date and (ii) the representations and warranties contained in Section 5.05(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.01(a) of the Credit Agreement.

(3) The execution, delivery and performance of this Third Amendment (i) are within the Borrower’s corporate powers and have been duly authorized by all necessary corporate action and (ii) do not and will not (A) contravene the terms of the Borrower’s Organization Documents; (B) conflict with or result in any breach or contravention of, or require any payment to be made under, (x) any Contractual Obligation to which the Borrower is a party or affecting the Borrower or the properties of the Borrower or any of its Restricted Subsidiaries or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject; or (C) violate any Law; except in the case of clauses (ii)(B) and (ii)(C) to the extent that such conflict, breach, contravention or payment would not reasonably be expected to have a Material Adverse Effect.

(4) The Third Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity.

SECTION FOUR – Reference to and Effect on the Credit Agreement and the Notes; Acknowledgements.

(1) On and after the effectiveness of this Third Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Third Amendment. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Third Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Third Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents. For the avoidance of doubt, this Third Amendment shall constitute a Loan Document for all purposes of the Loan Documents.

(2) Without limiting the foregoing, each of the Loan Parties party to the Guaranty and the Security Agreement hereby (i) acknowledges and agrees that all of its obligations under the Guaranty and the Security Agreement are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted by each Loan Party to the Collateral Agent for the benefit of the Secured Parties and reaffirms the guaranties made pursuant to the Guaranty, (iii) acknowledges and agrees that the grants of security interests by and the guaranties of the Loan Parties contained in the Guaranty and the Security Agreement are, and shall remain, in full force and effect after giving effect to this Third Amendment, and (iv) agrees that all Obligations are Guaranteed Obligations (as defined in the Guaranty).

(3) Without limiting the foregoing, Holdings, as party to the Security Agreement hereby (i) acknowledges and agrees that all of its obligations under the Security Agreement are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted it to the Collateral Agent for the benefit of the Secured Parties, and (iii) acknowledges and agrees that the grants of security interests by it contained in the Security Agreement are, and shall remain, in full force and effect after giving effect to this Third Amendment.

SECTION FIVE – Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for (i) all of its reasonable out-of-pocket costs and expenses incurred in connection with this Third Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, and (ii) the reasonable documented fees, charges and disbursements of Davis Polk & Wardwell LLP, as counsel to the Administrative Agent.

SECTION SIX – Tax Matters. For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of this Third Amendment, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement (after giving effect to this Third Amendment) as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

SECTION SEVEN – Execution in Counterparts. This Third Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract. Delivery of an executed counterpart of this Third Amendment by facsimile transmission or electronic photocopy (i.e., “pdf”) shall be effective as delivery of a manually executed counterpart of this Third Amendment.

SECTION EIGHT – Governing Law. THIS THIRD AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS THIRD AMENDMENT (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS

SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

WMG ACQUISITION CORP.

By:	/s/ Paul M. Robinson
Name: Paul M. Robinson
Title: Executive Vice President, General Counsel and Secretary

WMG – SIGNATURE PAGE TO THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

Acknowledged and agreed:

WMG HOLDINGS CORP.

By:	/s/ Paul M. Robinson
Name: Paul M. Robinson
Title: Executive Vice President, General Counsel and Secretary

ROADRUNNER RECORDS, INC.

T.Y.S., INC.

THE ALL BLACKS U.S.A., INC.

A.P. SCHMIDT CO.

ATLANTIC RECORDING CORPORATION

ATLANTIC/MR VENTURES INC.

BIG BEAT RECORDS MC.

CAFE AMERICANA INC.

CHAPPELL MUSIC COMPANY, INC.

COTA MUSIC, INC.

COTILLION MUSIC, INC.

CRK MUSIC INC.

E/A MUSIC, INC.

ELEKSYLUM MUSIC, INC.

ELEKTRA/CHAMELEON VENTURES INC.

ELEKTRA ENTERTAINMENT GROUP INC.

ELEKTRA GROUP VENTURES INC.

FHK, INC.

FIDDLEBACK MUSIC PUBLISHING COMPANY, INC.

FOSTER FREES MUSIC, INC.

INSOUND ACQUISITION INC.

INTERSONG U.S.A., INC.

JADAR MUSIC CORP.

LEM AMERICA, INC.

LONDON-SIRE RECORDS INC.

MAVERICK PARTNER INC.

MCGUFFIN MUSIC INC.

MIXED BAG MUSIC, INC.

NONESUCH RECORDS INC.

NON-STOP MUSIC HOLDINGS, INC.

OCTA MUSIC, INC.

PEPAMAR MUSIC CORP.

REP SALES, INC.

REVELATION MUSIC PUBLISHING CORPORATION

RHINO ENTERTAINMENT COMPANY

RICK’S MUSIC INC.

RIGHTSONG MUSIC INC.

RYKO CORPORATION

RYKODISC, INC.

RYKOMUSIC, INC.

WMG – SIGNATURE PAGE TO THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

(cont-d):

SEA CHIME MUSIC, INC.

SR/MDM VENTURE INC.

SUPER HYPE PUBLISHING, INC.

TOMMY BOY MUSIC, INC.

TOMMY VALANDO PUBLISHING GROUP, INC.

UNICHAPPELL MUSIC INC.

W.B.M. MUSIC CORP.

WALDEN MUSIC INC.

WARNER ALLIANCE MUSIC INC.

WARNER BRETHREN INC.

WARNER BROS. MUSIC INTERNATIONAL INC.

WARNER BROS. RECORDS INC.

WARNER CUSTOM MUSIC CORP.

WARNER DOMAIN MUSIC INC.

WARNER MUSIC DISCOVERY INC.

WARNER MUSIC LATINA INC.

WARNER MUSIC SP INC.

WARNER SOJOURNER MUSIC INC.

WARNER SPECIAL PRODUCTS INC.

WARNER STRATEGIC MARKETING INC.

WARNER/CHAPPELL MUSIC (SERVICES), INC.

WARNER/CHAPPELL MUSIC, INC.

WARNER/CHAPPELL PRODUCTION MUSIC, INC.

WARNER-ELEKTRA-ATLANTIC CORPORATION

WARNERSONGS, INC.

WARNER-TAMERLANE PUBLISHING CORP.

WARPRISE MUSIC INC.

WB GOLD MUSIC CORP.

WB MUSIC CORP.

WBM/HOUSE OF GOLD MUSIC, INC.

WBR/QRI VENTURE, INC.

WBR/RUFFNATION VENTURES, INC.

WBR/SIRE VENTURES INC.

WEA EUROPE INC.

WEA INC.

WEA INTERNATIONAL INC.

WIDE MUSIC, INC.

ASYLUM RECORDS LLC

ATLANTIC MOBILE LLC

ATLANTIC PRODUCTIONS LLC

ATLANTIC SCREAM LLC

ATLANTIC/143 L.L.C.

BB INVESTMENTS LLC

BULLDOG ISLAND EVENTS LLC

BUTE SOUND LLC

CORDLESS RECORDINGS LLC

EAST WEST RECORDS LLC

FOZ MAN MUSIC LLC

FUELED BY RAMEN LLC

LAVA RECORDS LLC

MM INVESTMENT LLC

RHINO NAME & LIKENESS HOLDINGS, LLC

WMG—SIGNATURE PAGE TO THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

(cont-d):

RHINO/FSE HOLDINGS, LLC

T-BOY MUSIC, LLC

T-GIRL MUSIC, LLC

THE BIZ LLC

UPPED.COM LLC

WARNER MUSIC DISTRIBUTION LLC

J. RUBY PRODUCTIONS, INC.

SIX-FIFTEEN MUSIC PRODUCTIONS, INC.

SUMMY-BIRCHARD, INC.

ARTIST ARENA LLC

ATLANTIC PIX LLC

FERRET MUSIC HOLDINGS LLC

FERRET MUSIC LLC

FERRET MUSIC MANAGEMENT LLC

FERRET MUSIC TOURING LLC

P & C PUBLISHING LLC

WARNER MUSIC NASHVILLE LLC

By: /s/ Paul M. Robinson

Name: Paul M. Robinson

Title: Vice President & Secretary of each of the above named entities listed under the heading Guarantors and signing this agreement in such capacity on behalf of each such entity

WMG—SIGNATURE PAGE TO THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

WARNER MUSIC INC.

By: /s/ Paul M. Robinson

Name: Paul M. Robinson

Title: Executive Vice President, General Counsel and Secretary

615 MUSIC LIBRARY, LLC

By: Six-Fifteen Music Productions, Inc., its Sole Member

By: /s/ Paul M. Robinson

Name: Paul M. Robinson

Title: Vice President and Secretary

ARTIST ARENA INTERNATIONAL, LLC

By: Artist Arena LLC, its Sole Member

By: Warner Music Inc., its Sole Member

By: /s/ Paul M. Robinson

Name: Paul M. Robinson

Title: Executive Vice President, General Counsel and Secretary

ALTERNATIVE DISTRIBUTION ALLIANCE

By: Warner Music Distribution LLC, its Managing Partner

By: Rep Sales, Inc., its Sole Member and Manager

By: /s/ Paul M. Robinson

Name: Paul M. Robinson

Title: Vice President and Secretary

WMG—SIGNATURE PAGE TO THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

MAVERICK RECORDING COMPANY

By: SR/MDM Venture Inc., its Managing Partner

By: /s/ Paul M. Robinson

Name: Paul M. Robinson

Title: Vice President and Secretary

NON-STOP CATACLYSMIC MUSIC, LLC

NON-STOP INTERNATIONAL PUBLISHING, LLC

NON-STOP OUTRAGEOUS PUBLISHING, LLC

By: Non-Stop Music Publishing, LLC, their Sole Member

By: Non-Stop Music Holdings, Inc., its Sole Member

By: /s/ Paul M. Robinson

Name: Paul M. Robinson

Title: Vice President and Secretary

NON-STOP MUSIC LIBRARY, L.C.

NON-STOP MUSIC PUBLISHING, LLC

NON-STOP PRODUCTIONS, LLC

By: Non-Stop Music Holdings, Inc., their Sole Member

By: /s/ Paul M. Robinson

Name: Paul M. Robinson

Title: Vice President and Secretary

WMG—SIGNATURE PAGE TO THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent, Issuing Bank and Lender

By:	/s/ Judith E. Smith
Name: Judith E. Smith
Title: Authorized Signatory

By:	/s/ D. Andrew Maletta
Name: D. Andrew Maletta
Title: Authorized Signatory

WMG – SIGNATURE PAGE TO THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

BARCLAYS BANK PLC, as Lender

By:	/s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Vice President

WMG – SIGNATURE PAGE TO THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

UBS AG, STAMFORD BRANCH, as Lender

By:	/s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director; Banking Product Services, US

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

WMG – SIGNATURE PAGE TO THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

MIHI LLC, as Lender

By:	/s/ J. Andrew Underwood
Name: J. Andrew Underwood
Title: Authorized Signatory

By:	/s/ Michael Barrish
Name: Michael Barrish
Title: Authorized Signatory

WMG – SIGNATURE PAGE TO THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

NOMURA INTERNATIONAL PLC, as Lender

By:	/s/ Patrice Maffre
Name: Patrice Maffre
Title: Managing Director

WMG – SIGNATURE PAGE TO THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT